Quarterly Holdings Report
for
Fidelity® International Value Factor ETF
July 31, 2024
IVE-NPRT3-0924
1.9885311.106
Common Stocks - 99.6%
	Shares	Value ($)
Australia - 6.4%
Aristocrat Leisure Ltd.	27,082	958,856
BHP Group Ltd.	50,602	1,397,723
Brambles Ltd.	40,520	411,711
Glencore PLC	356,907	1,970,329
Macquarie Group Ltd.	13,151	1,801,679
QBE Insurance Group Ltd.	134,220	1,584,634
Rio Tinto Ltd.	7,384	566,459
Sonic Healthcare Ltd.	49,702	897,717
TOTAL AUSTRALIA		9,589,108
Canada - 9.9%
Air Canada (a)	64,770	745,949
Canadian Apartment Properties (REIT) unit	3,597	124,982
Canadian National Railway Co.	11,028	1,275,910
Canadian Natural Resources Ltd.	44,983	1,596,197
Canadian Tire Ltd. Class A (non-vtg.)	5,000	513,156
CGI, Inc. Class A (sub. vtg.) (a)	14,982	1,707,348
Fairfax Financial Holdings Ltd. (sub. vtg.)	816	961,769
Fortis, Inc.	11,995	501,177
Manulife Financial Corp.	44,449	1,183,419
Nutrien Ltd.	27,878	1,428,963
Royal Bank of Canada	17,327	1,935,075
Suncor Energy, Inc.	37,388	1,492,326
The Toronto-Dominion Bank	24,766	1,461,632
TOTAL CANADA		14,927,903
China - 3.4%
BOC Hong Kong (Holdings) Ltd.	816,000	2,376,344
Prosus NV	46,530	1,616,994
Wilmar International Ltd.	448,200	1,065,547
TOTAL CHINA		5,058,885
Denmark - 0.7%
A.P. Moller - Maersk A/S Series B	608	1,007,764
Svitzer A/S	1,212	46,444
TOTAL DENMARK		1,054,208
Finland - 0.5%
Nokia Corp.	205,863	806,630
France - 8.3%
BNP Paribas SA	23,267	1,597,746
Capgemini SA	3,836	762,112
Carrefour SA	48,626	726,131
Compagnie de St.-Gobain	18,976	1,631,215
Dassault Aviation SA	5,797	1,167,393
Engie SA	93,240	1,467,013
Klepierre SA	35,181	1,008,077
Publicis Groupe SA	13,414	1,402,467
Teleperformance	7,544	973,073
TotalEnergies SE	25,274	1,708,765
TOTAL FRANCE		12,443,992
Germany - 10.7%
Allianz SE	6,823	1,925,530
BASF AG	28,773	1,341,930
Bayer AG	27,478	817,535
Bayerische Motoren Werke AG (BMW)	12,682	1,177,724
Commerzbank AG	96,622	1,577,730
Deutsche Bank AG	90,947	1,420,701
Fresenius Medical Care AG & Co. KGaA	17,446	677,354
Fresenius SE & Co. KGaA (a)	25,063	900,135
Infineon Technologies AG	26,273	911,182
Mercedes-Benz Group AG (Germany)	21,546	1,425,941
Merck KGaA	4,771	855,976
Siemens AG	11,180	2,049,622
TUI AG (a)(b)	162,513	1,049,505
TOTAL GERMANY		16,130,865
Hong Kong - 0.3%
CK Asset Holdings Ltd.	136,000	520,533
Italy - 2.4%
Enel SpA	247,275	1,764,398
UniCredit SpA	44,319	1,820,230
TOTAL ITALY		3,584,628
Japan - 23.5%
Daiwa House Industry Co. Ltd.	36,400	1,038,583
Fujitsu Ltd.	104,200	1,892,373
Honda Motor Co. Ltd.	138,600	1,517,175
INPEX Corp.	54,800	847,167
Itochu Corp.	35,100	1,815,654
Japan Tobacco, Inc.	73,200	2,157,177
KDDI Corp.	62,200	1,868,563
Marubeni Corp.	77,200	1,467,703
Medipal Holdings Corp.	75,500	1,368,394
Mitsubishi Corp.	95,900	2,003,919
Mitsubishi UFJ Financial Group, Inc.	176,600	2,054,034
Mitsui & Co. Ltd.	76,600	1,797,142
NEC Corp.	22,100	1,909,478
Nippon Steel Corp.	70,600	1,539,067
Ono Pharmaceutical Co. Ltd.	72,700	1,081,126
ORIX Corp.	49,300	1,200,553
Panasonic Holdings Corp.	139,100	1,151,925
Renesas Electronics Corp.	90,700	1,554,065
Sony Group Corp.	21,000	1,888,409
Subaru Corp.	61,400	1,218,737
Sumitomo Corp.	57,300	1,438,784
Sumitomo Mitsui Financial Group, Inc.	24,900	1,806,351
Tokyo Gas Co. Ltd.	37,100	814,198
TOTAL JAPAN		35,430,577
Luxembourg - 0.6%
ArcelorMittal SA (Netherlands)	41,614	942,939
Netherlands - 4.8%
ASML Holding NV (Netherlands)	3,675	3,382,196
ING Groep NV (Certificaten Van Aandelen)	102,967	1,866,295
Koninklijke Ahold Delhaize NV	34,404	1,108,667
Randstad NV	18,606	905,205
TOTAL NETHERLANDS		7,262,363
Singapore - 0.6%
Singapore Telecommunications Ltd.	378,200	870,855
Spain - 1.6%
Banco Santander SA (Spain)	371,239	1,789,652
Repsol SA	47,085	671,275
TOTAL SPAIN		2,460,927
Sweden - 3.1%
Essity AB (B Shares)	37,180	1,045,228
SSAB AB (B Shares)	144,611	731,313
Telefonaktiebolaget LM Ericsson (B Shares)	132,711	907,144
Volvo AB (B Shares)	77,081	1,965,574
TOTAL SWEDEN		4,649,259
Switzerland - 3.8%
ABB Ltd. (Reg.)	29,917	1,657,883
Novartis AG	21,272	2,382,271
UBS Group AG	57,501	1,741,524
TOTAL SWITZERLAND		5,781,678
United Kingdom - 11.5%
Ashtead Group PLC	18,098	1,302,240
AstraZeneca PLC (United Kingdom)	16,182	2,570,685
BAE Systems PLC	88,805	1,479,431
Barclays PLC	653,699	1,963,087
British American Tobacco PLC (United Kingdom)	59,848	2,110,130
CK Hutchison Holdings Ltd.	113,500	595,686
Compass Group PLC	56,436	1,736,842
HSBC Holdings PLC (United Kingdom)	275,068	2,487,310
Imperial Brands PLC	60,539	1,667,160
Vodafone Group PLC	1,544,619	1,437,199
TOTAL UNITED KINGDOM		17,349,770
United States of America - 7.5%
GSK PLC	61,112	1,186,849
Nestle SA (Reg. S)	26,486	2,682,149
Roche Holding AG (participation certificate)	7,708	2,502,637
Sanofi SA	14,633	1,509,490
Shell PLC (London)	66,710	2,433,473
Stellantis NV (Italy)	63,699	1,061,778
TOTAL UNITED STATES OF AMERICA		11,376,376
TOTAL COMMON STOCKS (Cost $137,790,543)		150,241,496

Money Market Funds - 0.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (c)	213,267	213,309
Fidelity Securities Lending Cash Central Fund 5.39% (c)(d)	413,959	414,000
TOTAL MONEY MARKET FUNDS (Cost $627,309)		627,309

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $138,417,852)	150,868,805
NET OTHER ASSETS (LIABILITIES) - 0.0% (e)	47,819
NET ASSETS - 100.0%	150,916,624

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	5	Sep 2024	597,425	8,223	8,223

The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.
(e)	Includes $38,784 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	74,181	15,063,933	14,924,843	10,091	38	-	213,309	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	-	3,248,233	2,834,233	6,101	-	-	414,000	0.0%
Total	74,181	18,312,166	17,759,076	16,192	38	-	627,309

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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